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                                IESI CORPORATION
                             A DELAWARE CORPORATION



                            STOCK PURCHASE AGREEMENT


                          Dated as of October 10, 2003







                      Series E Convertible Preferred Stock






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


ARTICLE I             PURCHASE AND SALE OF THE STOCK...........................1

         1.1      Stockholder Approval.........................................1

         1.2      Purchase and Sale............................................1

         1.3      Purchase Price...............................................1

         1.4      Closing Fee..................................................2

         1.5      Time and Place of Transaction................................2

ARTICLE II            REPRESENTATIONS AND WARRANTIES OF THE COMPANY............2

         2.1      Due Organization and Qualification; Subsidiaries; Due
                  Authorization................................................2

         2.2      No Conflicts or Defaults.....................................3

         2.3      Capitalization...............................................4

         2.4      Subsidiaries; Investments....................................5

         2.5      Financial Statements.........................................5

         2.6      Further Financial Matters....................................5

         2.7      Taxes........................................................6

         2.8      Indebtedness; Contracts; No Defaults.........................7

         2.9      Personal Property............................................8

         2.10     Real Property................................................9

         2.11     Compliance with Law.........................................10

         2.12     Permits and Licenses........................................10

         2.13     Environmental, Health, and Safety Matters...................11

         2.14     No Adverse Changes..........................................12

         2.15     Litigation..................................................12

         2.16     Insurance...................................................13

         2.17     Authorizations..............................................13

         2.18     Certificate of Incorporation and By-laws; Minute Books......13

         2.19     Employee Benefit Plans......................................13

         2.20     Intellectual Property.......................................15

         2.21     Transactions with Affiliates................................15

         2.22     Brokers.....................................................15

         2.23     Securities Matters..........................................15

         2.24     Miscellaneous...............................................16

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER........16

         3.1      Due Authorization; Valid Obligation.........................16

         3.2      No Conflicts................................................16

         3.3      Authorizations..............................................17

         3.4      Purchase for Investment.....................................17

         3.5      Investment Experience.......................................17

         3.6      Information; Projections....................................17

         3.7      Restricted Securities.......................................18

         3.8      Miscellaneous...............................................18

ARTICLE IV            ADDITIONAL AGREEMENTS...................................18

         4.1      Further Investigation.......................................18

         4.2      Confidentiality.............................................19

         4.4      Preserve Accuracy of Representations and Warranties
                  of the Company..............................................19

         4.5      Consents and Waivers........................................20

         4.6      Waiver of Preemptive Rights.................................20

ARTICLE V             CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS.........20

         5.1      Due Performance.............................................20

         5.2      Accuracy of Representations and Warranties..................20

         5.3      Stockholders' Agreement.....................................20

         5.4      Registration Rights Agreement...............................21

         5.5      Amended Charter.............................................21

         5.6      Securities Law Compliance...................................21

         5.7      Closing Documents...........................................21

         5.8      No Claims...................................................22

         5.9      Approvals, Consents and Waivers.............................22

         5.10     No New Law or Regulation....................................22

         5.11     Compliance with Applicable Laws.............................22

         5.12     No Material Adverse Change..................................23

         5.13     Opinion.....................................................23

         5.14     Warrant Holder Waivers......................................23

         5.15     Employment Agreement Waivers................................23

         5.16     Other Matters...............................................23

         5.17     Satisfaction of Counsel.....................................24

ARTICLE VI            CONDITIONS TO THE OBLIGATIONS OF THE COMPANY............24

         6.1      Due Performance.............................................24

         6.2      Accuracy of Representations and Warranties..................24

         6.3      Amended Charter.............................................24

         6.4      Certificate.................................................24

         6.5      No Claims...................................................24

         6.6      Approvals, Consents and Waivers.............................25

         6.7      Certain Agreements..........................................25

         6.8      No New Law or Regulation....................................25

         6.9      Satisfaction of Counsel.....................................25

ARTICLE VII           INDEMNIFICATION.........................................25

         7.1      Indemnity of Purchasers.....................................25

         7.2      Indemnification Procedure...................................26

ARTICLE VIII          AFFIRMATIVE COVENANTS OF THE COMPANY....................26

         8.1      Financial Statements and Other Information..................26

         8.2      Rights of Inspection........................................28

         8.3      Reservation of Common Stock.................................28

         8.4      Use of Proceeds.............................................28

ARTICLE IX            TERMINATION.............................................28

         9.1      Termination.................................................28

         9.2      Procedure and Effect of Termination.........................29

ARTICLE X             MISCELLANEOUS...........................................29

         10.1     Survival of Representations, Warranties and Agreements......29

         10.2     Expenses....................................................30

         10.4     Notice......................................................30

         10.5     Entire Agreement............................................31

         10.6     Successors and Assigns......................................31

         10.7     Governing Law; Submission to Jurisdiction...................31

         10.8     Counterparts................................................32

         10.9     Knowledge...................................................32

         10.10    Construction................................................32

         10.11    Severability................................................32

ARTICLE XI            DEFINITIONS.............................................32

         11.1     Defined Terms...............................................32

                                    EXHIBITS


Exhibit A                        Amended Charter
Exhibit B                        Stockholders' Agreement
Exhibit C                        Registration Rights Agreements
Exhibit D                        Fourth Amended and Restated By-laws



                                    SCHEDULES


Schedule 2.1                     Subsidiaries
Schedule 2.2                     Conflicts
Schedule 2.3                     Capitalization and Stockholder List
Schedule 2.4                     Subsidiaries; Investments
Schedule 2.5                     Financial Statements
Schedule 2.6                     Projections and Certain Liabilities
Schedule 2.7                     Taxes
Schedule 2.8                     Operating Agreements
Schedule 2.9                     Personal Property
Schedule 2.10                    Real Property
Schedule 2.11                    Compliance with Law
Schedule 2.12                    Permits and Licenses
Schedule 2.13                    Environmental, Health and Safety Matters
Schedule 2.15                    Litigation
Schedule 2.16                    Insurance
Schedule 2.19                    Employee Benefit Plans
Schedule 2.20                    Intellectual Property
Schedule 2.21                    Affiliate Transactions

                            STOCK PURCHASE AGREEMENT
                            ------------------------

                  STOCK PURCHASE AGREEMENT, dated as of October 10, 2003, by and among IESI Corporation, a Delaware corporation (the "Company") and the parties listed on the signature pages annexed hereto (each individually, a "Purchaser" and collectively, the "Purchasers").

                                W I T N E S S E T H:

                  WHEREAS, each Purchaser desires to acquire from the Company, and the Company desires to sell to such Purchasers, that number of shares of the Company's Series E Preferred Stock set forth on such Purchaser's signature page annexed hereto, on the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                         PURCHASE AND SALE OF THE STOCK
                         ------------------------------

         1.1      Stockholder Approval
                  --------------------

                  Subject to the terms and  conditions  of this  Agreement,  the
Company shall authorize and seek (a) as soon as practicable after the date hereof, the requisite approval of its stockholders, in accordance with applicable law and its certificate of incorporation, to effect the authorization and issuance of new Series E Preferred Stock and the adoption of the Fifth Amended and Restated Certificate of Incorporation substantially in the form set forth on Exhibit A hereto (the "Amended Charter"), (b) the exercise or waivers of existing preemptive rights in connection with the issuance of the Series E Preferred Stock to the Purchasers, and (c) the approval of all other transactions contemplated by this Agreement. Following stockholder approval of the Amended Charter under applicable law, and prior to the Closing, the Company shall file the Amended Charter.

         1.2      Purchase and Sale
                  -----------------

                  Subject to the terms and conditions of this Agreement, on the Closing Date, the Company shall issue and deliver to each Purchaser, and each Purchaser agrees to purchase from the Company on the Closing Date, that number of authorized but unissued shares of Series E Preferred Stock set forth on such Purchaser's signature page annexed hereto (all such shares of Series E Preferred Stock, the "Shares").

         1.3      Purchase Price
                  --------------

                  The purchase price for each Share is One Thousand Dollars ($1,000) and the aggregate purchase price for all the Shares is up to Fifty-Five Million Dollars ($55,000,000), payable on the Closing Date by wire transfer of immediately available funds to the Company against the issuance and delivery to each Purchaser of a fully-executed stock certificate in due form evidencing the Shares being purchased by such Purchaser on the Closing Date.

         1.4      Closing Fee
                  -----------

                  The Company shall pay to each Purchaser, or such Person as the Purchaser shall designate in writing to the Company not less than three (3) days prior to the Closing Date, on the Closing Date relating to the purchase and sale of the Shares being purchased by such Purchaser as additional consideration for the purchase of such Shares hereunder, a fee (the "Closing Fee") equal to three percent (3%) of the aggregate purchase price for the Shares purchased by such Purchaser on the Closing Date payable by wire transfer of immediately available funds on the Closing Date.

         1.5      Time and Place of Transaction
                  -----------------------------

                  The consummation of the purchase and sale of the Shares by each Purchaser (the "Closing") shall take place at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, New York, New York 10020, on a date and time as the Company and each Purchaser may mutually agree, but the Closing shall not occur later than October 31, 2003 (the "Closing Date").

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

                  As a material inducement to the Purchasers to enter into this Agreement and purchase the Shares, the Company represents and warrants to each Purchaser, as of the date hereof and as of the Closing Date, that:

         2.1      Due Organization and Qualification; Subsidiaries; Due
                  -----------------------------------------------------
Authorization
-------------

                  (a) Except as set forth in Item 2.1 of the Disclosure Schedule, the Company and each Subsidiary are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of formation, with full corporate power and authority to own, lease and operate their respective businesses and properties and to carry on their respective businesses in the places and in the manner as presently conducted and as presently proposed to be conducted. The Company and each Subsidiary are in good standing as foreign corporations in each jurisdiction in which the properties owned, leased or operated, or the businesses conducted, by them requires such qualification except for any such failure, which when taken together with all other failures, does not have and is not likely to have a material adverse effect on the results of operations, financial condition, assets or business of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

                  (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than those (each, a "Subsidiary" and together, the "Subsidiaries") set forth in Item 2.1 of the Disclosure Schedule of even date herewith, which accompanies this Agreement and is incorporated herein by reference (the "Disclosure Schedule"). Except as set forth in Item 2.1 of the Disclosure Schedule, each Subsidiary is wholly-owned by the Company, all the outstanding shares of capital stock of each Subsidiary are owned free and clear of all Liens, there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating any Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any Subsidiary.

                  (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Second Amended and Restated Stockholders' Agreement attached hereto as Exhibit B (the "Stockholders' Agreement"), the Amended and Restated Subordinate Registration Rights Agreement (the "Amended Subordinate Rights Agreement") and the form of Second Amended and Restated Registration Rights Agreement (the "Second Amended Registration Rights Agreement"), each attached hereto as Exhibit C (the Amended Subordinate Rights Agreement and the Second Amended Registration Rights Agreement together, the "Registration Rights Agreements") and, subject to the requisite stockholder approval and the waivers referred to in Section 1.1 hereof (all of which shall have been obtained on or prior to Closing), to consummate the transactions and actions, including the adoption of the Amended Charter, contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement, the Stockholders' Agreement, the Registration Rights Agreements and, subject to the requisite stockholder approval and the waivers and/or exercise of the preemptive rights referred to in Section 1.1 hereof (all of which approvals and waivers shall have been validly obtained on or prior to Closing), the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and, when executed and delivered by the Company, each of the Additional Agreements will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         2.2      No Conflicts or Defaults
                  ------------------------

                  Except as set forth in Item 2.2 of the Disclosure Schedule, the execution and delivery of this Agreement and the Additional Agreements by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (a) contravene the Amended Charter or by-laws of the Company or (b) with or without the giving of notice or the passage of time and subject to obtaining such consents prior to the Closing as are set forth in Item
2.2 of the Disclosure Schedule (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of the Subsidiaries or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, security interest, encumbrance or any other right or adverse interest ("Liens") upon any of the capital stock or assets of the Company or any of the Subsidiaries, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any agreement, arrangement or commitment to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective assets are bound, (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company or any of the Subsidiaries is to perform any duties or obligations or receive any rights or benefits hereunder, or (v) result in a violation of, or require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the certificate of incorporation or by-laws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject, except in each case, for such violations, conflicts, breaches, defaults, terminations or other events that would not, singly or in the aggregate, result in a Material Adverse Effect. Except as set forth on Item 2.2 of the Disclosure Schedule, none of the Subsidiaries is subject to any restrictions upon making loans or advances or paying dividends to, transferring property to, or repaying any Indebtedness owed to, the Company or another Subsidiary.

         2.3      Capitalization
                  --------------

                  As of the date hereof, the authorized capital stock of the Company consists of 3,600,000 shares of Class A Stock, of which 142,000 shares are issued and outstanding, 450,000 shares of Class B Stock, of which 112,980.18 shares are issued and outstanding, 32,000 shares of the Series A Convertible Preferred Stock (the "Series A Preferred Stock"), of which 32,000 shares are issued and outstanding, 20,100 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock"), of which 20,100 shares are issued and outstanding, 55,000 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") of which 55,000 shares are issued and outstanding, and 145,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock" and, collectively, together with the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the "Existing Preferred Stock") of which 48,500 shares are issued and outstanding. Set forth in Item 2.3 of the Disclosure Schedule is a list that accurately sets forth all of the stockholders of the Company, their names, addresses and the number of shares of each class and series of the Company's capital stock owned by each such stockholder. All of the outstanding shares of Common Stock and Existing Preferred Stock are, and the Shares when issued in accordance with the terms hereof and the Amended Charter, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Shares, will not be, issued in violation of any preemptive right of any stockholder of the Company. Except as set forth in Item 2.3 of the Disclosure Schedule, none of the Common Stock or the Existing Preferred Stock is, and none of the Shares will be, subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exercisable or exchangeable for Common Stock. The offer, issuance and sale of all of the outstanding shares of Common Stock and Existing Preferred Stock issued prior to the date hereof were exempt from registration under the Securities Act and applicable state securities laws. Assuming the accuracy and completeness of the Purchasers' representations and warranties contained in Article III hereof, the offer, sale and issuance of the Shares pursuant to Section 1.2 of this Agreement, and the Common Stock upon conversion of the Shares, do not and will not, as the case may be, require registration under the Securities Act or any applicable state securities laws.

         2.4      Subsidiaries; Investments
                  -------------------------

                  Item 2.1 of the Disclosure Schedule accurately sets forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Except as set forth in
Item 2.1 of the Disclosure Schedule, each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of its business requires it to qualify, except when the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and except as set forth in Item 2.1 of the Disclosure Schedule, all such shares are owned by the Company or another Subsidiary free and clear of any Lien and not subject to any option or right to purchase any such shares. Except as set forth on Item 2.4 of the Disclosure Schedule, neither the Company nor any Subsidiary owns, or holds the right or has an obligation to acquire, any shares of stock or any other Investment in any other Persons.

         2.5      Financial Statements
                  --------------------

                  Item 2.5 to the Disclosure Schedule contains copies of the consolidated balance sheets of the Company at December 31, 2002, March 31, 2003, June 30, 2003 and August 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the respective fiscal year, three, six and eight month periods then ended, including with respect to the Financial
Statements for the 2002 fiscal year, the notes thereto, as audited by Ernst & Young LLP, certified public accountants ("E&Y") (all such statements being the "Financial Statements"). Except as set forth in Item 2.5 to the Disclosure Schedule or the notes to the Financial Statements, the Financial Statements, together with the notes to the Financial Statements for the 2002 fiscal year, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. Such statements present the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

         2.6      Further Financial Matters
                  -------------------------

                  (a) Except as set forth in Item 2.6(a) of the Disclosure Schedule, neither the Company nor any of the Subsidiaries has any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements. As of the date hereof, the Company has no dividends declared but not paid or in arrears.

                  (b) The forecasted balance sheet, operations statements and cash flow statements for the years 2003 - 2005, dated August 26, 2003, of the Company (the "Projections"), true and complete copies of which have been delivered to the Purchasers and which are listed in Item

2.6(b) of the Disclosure Schedule and attached as Exhibit 2 to the Disclosure Schedule, were prepared in good faith on the assumptions stated therein, which assumptions were believed and presently are believed to be fair and reasonable in light of conditions existing at the time of delivery of such forecasts and those presently existing, and represented, at the time of delivery, and continue to represent the Company's reasonable estimate of its future financial performance, it being recognized that such forecasts do not constitute a warranty as to the future performance of the Company and that actual results may vary from forecasted results.

                  (c) Except as set forth in Item 2.6(c) of the Disclosure Schedule, since December 31, 2002, each of the Company and the Subsidiaries have conducted their respective businesses, maintained their respective real property and equipment and kept their respective books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

         2.7      Taxes
                  -----

                  Except as indicated in Item 2.7 of the Disclosure Schedule, each of the Company and each Subsidiary has timely filed all Tax Returns required to be filed by it, and has paid all Taxes which have become due and payable, or, with respect to Taxes which have accrued and are not yet due and payable, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefor have been established. All such Tax Returns have been properly prepared and are true, correct (and to the extent such Tax Returns reflect judgments made by the Company or a Subsidiary, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in Item 2.7 of the Disclosure Schedule, no extension for the filing of any Tax Return is currently in effect. Except as indicated in Item 2.7 of the Disclosure Schedule, no Tax Return or Tax Return liability of the Company or any Subsidiary has been audited or is presently under audit or to the knowledge of the Company and its Subsidiaries is proposed to be audited. All Taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 2.7 of the Disclosure Schedule, neither the Company nor any Subsidiary has given or been requested to give waivers of any statute of limitations relating to the assessment of any Taxes (or any related penalties, fines and interest). There are no claims, actions, suits or taxing authority proceedings, or audits pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary for Taxes. Except as indicated in Item 2.7 of the Disclosure Schedule, all payments for withholding Taxes, unemployment insurance and other amounts required to be paid for any Tax periods (or portions thereof) ending on or prior to the Closing Date to any governmental authority in respect of employment obligations of the Company and each Subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing Date and have been duly provided for on the books and records of the Company and in the Financial Statements. Except as indicated in Item 2.7 of the Disclosure Schedule, no claim has ever been made by a Taxing authority in a jurisdiction where the Company or any Subsidiary does not file Tax Returns that the Company or Subsidiary is or may be subject to Taxes assessed by such jurisdiction. Neither the Company nor any Subsidiary has been a member of an Affiliated Group other than one consisting solely of two or more of the Company and any of the Subsidiaries, or filed or been included in a combined, consolidated or unitary income Tax Return, other than one filed by a group consisting solely of two or more of the Company and any of the Subsidiaries.

         2.8      Indebtedness; Contracts; No Defaults
                  ------------------------------------

                  (a) Item 2.8 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company or any Subsidiary is a party (collectively, the "Operating Agreements"). An agreement shall not be considered material for the purposes of this Section
2.8 or the definition of Operating Agreements if the agreement has a term of less than one year, and if it (together with all related agreements) provides for expenditures or receipts of less than $300,000 and has been entered into by the Company or a Subsidiary in the ordinary course of business. In addition, set forth in Item 2.8 of the Disclosure Schedule is an indication whether any contract with any governmental body contains a renegotiation provision. To the Company's knowledge, it is not party to any oral Operating Agreements.

Notwithstanding  the foregoing,  Item 2.8 of the  Disclosure  Schedule and Items
2.10 and 2.19 of the Disclosure Schedule name or describe, and the term "Operating Agreement" shall include, each of the following to which the Company or a Subsidiary is a party:

                  (i) each pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan or arrangement, or any collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

                  (ii) each contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual compensation in excess of $150,000 or providing for any severance or other payment on or after termination, or any contract relating to loans to officers, directors or Affiliates ("Employment Agreements");

                  (iii) each contract under which the Company or a Subsidiary has advanced or loaned any other Person amounts in the aggregate exceeding $300,000;

                  (iv) each agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any material asset or material group of assets of the Company or a Subsidiary;

                  (v) each guarantee of any obligation in excess of $300,000 (other than by the Company of a Wholly-Owned Subsidiary's debts or a guarantee by a Subsidiary of the Company's debts or another Subsidiary's debts);

                  (vi) each lease or agreement under which the Company or any Subsidiary is lessor of, or permits any third party to hold or operate, any property, real or personal, owned or controlled by the Company or any Subsidiary providing for annual rental payments in excess of $300,000;

                  (vii) each agreement under which it has granted any Person any registration rights (including, without limitation, demand and piggyback registration rights);

                  (viii) each contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; and

                  (ix) any contract or agreement executed by the Company or any Subsidiary relating to the acquisition of the Seneca Meadows Landfill, including without limitation, the Stock Purchase Agreement by and among IESI NY Corporation, as buyer, and Frank DiMino, as seller, Seneca Meadows, Inc. and Macedon Homes Incorporated, dated May 22, 2003 (the "Seneca Meadows Purchase Agreement") and the contracts and agreements contemplated thereby.

The Operating Agreements constitute all of the material contracts, agreements, understandings and arrangements required for the operation of the business of the Company and the Subsidiaries or which have a material effect thereon. True and complete copies of all written Operating Agreements without schedules and exhibits have previously been delivered or otherwise made available to the Purchasers. Such schedules and exhibits contain no information which is material to the provisions of the Operating Agreements.

                  (b) Except as disclosed in Item 2.8 of the Disclosure Schedule, neither the Company, any Subsidiary, nor, to the Company's knowledge, any other Person or entity is in breach in any material respect of, or in default in any material respect under, any Operating Agreement and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or any Subsidiary or, to the knowledge of the Company, any other Person or entity except for such breaches as would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of default under any Operating Agreement to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof. All of the Operating Agreements on Item 2.8 of the Disclosure Schedule are in all material respects, valid, binding and enforceable in accordance with their respective terms. Neither the Company nor any Subsidiary has any present expectation or intention of not fully performing its obligations under any Operating Agreement; and, neither the Company nor any Subsidiary has knowledge of any anticipated breach by the other parties to any Operating Agreement except for such breaches or anticipated breaches as would not, singly or in the aggregate, have a Material Adverse Effect.

         2.9      Personal Property
                  -----------------

                  Except as set forth in Item 2.9 of the Disclosure Schedule, each of the Company and the Subsidiaries has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Financial Statements (except for assets that have been disposed of in the ordinary course of business since December 31, 2002), free and clear of all Liens or mortgages, except for (a) any Lien for current taxes not yet due and payable, (b) restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws and (c) failures of title or Liens as do not materially affect the value, marketability, operation or the Company's and the Subsidiaries' use of such assets or as would not, singly or in the aggregate, have a Material Adverse Effect.

         2.10     Real Property
                  -------------

                  (a) Item 2.10(a) of the Disclosure Schedule sets forth a true and complete list of all real property owned by the Company or any Subsidiary (the "Owned Real Property"). Either the Company or a Subsidiary is the owner of good and marketable title to such Owned Real Property and to all of the
structures   located   thereon,   free  and  clear  of  all  Liens,   mortgages,
encroachments, restrictions on the use thereof, or other defects in title (collectively, "Encumbrances"), except matters of record which do not reduce the value or marketability, or interfere in any material way with use or occupancy of the Owned Real Property or as would not, singly or in the aggregate, have a Material Adverse Effect.

                  (b) Item 2.10(b)(i) of the Disclosure Schedule sets forth a true, correct and complete list of all leases, subleases, licenses and other agreements (collectively, the "Real Property Leases") under which the Company or any Subsidiary uses or occupies, has the right to use or occupy, or leases the right to use or occupy, now or in the future, any real property where the annual rental obligation exceeds $300,000 (the land, buildings, and other improvements covered by the Real Property Leases being herein called the "Leased Real Property" and together with the Owned Real Property, the "Real Property"). Except as set forth in Items 2.10(b)(i) and (ii) of the Disclosure Schedule, (i) the Company or a Subsidiary has a valid leasehold interest in the Leased Real Property and (ii) each Real Property Lease is valid, binding and in full force and effect with respect to the Company or a Subsidiary, as the case may be, and, to the knowledge of the Company, to all other parties thereto; no notice of default or termination under any Real Property Lease is outstanding; no termination event or condition or uncured default on the part of the Company or a Subsidiary, as the case may be, exists under any Real Property Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition with respect to the Company or a Subsidiary, as the case may be, or, to the knowledge of the Company or any Subsidiary, any other party thereto, in each case except for such defaults, terminations, events or conditions as would not, singly or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries hold their respective leasehold estates under, and any other interest in each applicable Real Property Lease, free and clear of all Encumbrances except as set forth in Item 2.10(b)(ii) of the Disclosure Schedule. The Company has previously delivered or otherwise made available to the Purchasers true and complete copies of all the Real Property Leases involving annual rental payments in excess of $300,000. Except as described in Item 2.10(b)(iii) of the Disclosure Schedule, no consent, waiver, approval or authorization is required from the landlord under any Real Property Lease as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby.

                  (c) The Real Property constitutes all of the material real property owned, leased, occupied or otherwise utilized in connection with the business of the Company and the Subsidiaries. Except as set forth in Item 2.10(c) of the Disclosure Schedule, other than the Company and the Subsidiaries, there are no parties in possession or parties having any current or future right to occupy any of the Real Property. Except as set forth in Item 2.10(c) of the Disclosure Schedule, the Real Property is, in all material respects, in good condition and repair and is sufficient and appropriate for the conduct of the business of the Company and its Subsidiaries as currently conducted or as currently contemplated to be conducted. Except as set forth in Item 2.10(c) of the Disclosure Schedule, to the knowledge of the Company and its Subsidiaries, the Real Property and, with respect to the Owned Real Property, all plants, buildings and improvements located thereon conform in all material respects to all applicable building, zoning and other laws, ordinances, rules and regulations, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. There exists no material violation of any covenant, condition, restriction, easement, agreement or order affecting any portion of the Real Property. Except as set forth in Item 2.10(c) of the Disclosure Schedule, all improvements located on the Real Property have direct access to a public road adjoining such Real Property except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. No such improvements or accessways encroach on land not included in the Real Property and no such improvement is dependent for its access, operation or utility on any land, building or other improvement not included in the Real Property. There is no pending or, to the knowledge of the Company or any Subsidiary, threatened condemnation proceeding affecting any portion of the Real Property.

                  (d) There are no outstanding options or rights of first refusal with respect to the purchase or use of any of the Real Property, any portion thereof or interest therein, except as set forth in Item 2.10(d) of the Disclosure Schedule. Neither the Company nor any Subsidiary is obligated to purchase or lease any real property, except as set forth in Item 2.10(d) of the Disclosure Schedule.

         2.11     Compliance with Law
                  -------------------

                  Except as set forth in Item 2.11 of the Disclosure Schedule, neither the Company nor any Subsidiary has been or is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process. Neither the Company nor any Subsidiary has received any notice of material violation or claimed material violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

         2.12     Permits and Licenses
                  --------------------

                  Except as set forth in Item 2.12 of the Disclosure Schedule, each of the Company and the Subsidiaries have all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct their respective businesses and to own, lease, use, operate and occupy their respective assets (including without limitation the Real Property), at the places and in the manner now conducted and operated, except those the absence of which would not have a Material Adverse Effect and all of the foregoing are in full force and effect and have not been violated, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Item 2.12 of the Disclosure Schedule, as of the date hereof, neither the Company nor any Subsidiary has received any written or oral notice or claim pertaining to the failure to obtain, or the violation of, any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the violation of or failure of which to obtain would have a Material Adverse Effect.

         2.13     Environmental, Health, and Safety Matters
                  -----------------------------------------

                  Except as set forth in Item 2.13 of the Disclosure Schedule:

                  (a) Without limiting the generality of Section 2.11, the Company and the Subsidiaries have complied in all material respects and are in compliance in all material respects with all Environmental, Health, and Safety Requirements.

                  (b) Without limiting the generality of Section 2.11, the Company and the Subsidiaries have obtained and complied in all material respects with, and are, and immediately after the consummation of the transactions contemplated by the Seneca Meadows Purchase Agreement shall be, in compliance in all material respects, with, all material permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of their facilities and the operation of their business; and a list of all such material permits, licenses and other authorizations is set forth in Item 2.13 of the Disclosure Schedule.

                  (c) Neither the Company nor any Subsidiary has received any written or oral notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements.

                  (d) Neither the Company nor any Subsidiary has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility, in each case or in the aggregate, in a manner that has given or would give rise to material liabilities under Environmental, Health and Safety Requirements, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees.

                  (e) Neither the execution nor the delivery of this Agreement, nor the execution or delivery of the Seneca Meadows Purchase Agreement, will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health, and Safety Requirements.

                  (f) Except as set forth in Item 2.13(f) of the Disclosure Schedule, neither the Company nor any Subsidiary has expressly assumed or undertaken any liability, including without limitation, any obligation for material corrective or remedial action, of any other Person relating to Environmental, Health, and Safety Requirements.

                  (g) No facts, events or conditions relating to the present facilities, properties or operations of the Company or the Subsidiaries will prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or give rise to any other material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health, and Safety Requirements, including without limitation, any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage except as would not, singly or in the aggregate, have a Material Adverse Effect.

         2.14     No Adverse Changes
                  ------------------

                  Since December 31, 2002, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company and the Subsidiaries as reflected in the Financial Statements, (b) any material loss sustained by the Company or any Subsidiary, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's or any Subsidiary's business, or (c) to the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which would have a Material Adverse Effect.

         2.15     Litigation
                  ----------

                  (a) Except as set forth in Item 2.15 of the Disclosure Schedule, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company or any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement and the Additional Agreements, at law or in equity or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twenty-four
(24) month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company or any Subsidiary; (c) neither the Company nor any Subsidiary is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, and except for inquiries and investigations by the New York City Trade Waste Commission, any governmental investigations or inquiries (including, without limitation, inquiries as to the qualification to hold or receive any license or permit) and, to the best of the Company's knowledge, there is no basis for any of the foregoing; (d) neither the Company nor any Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         2.16     Insurance
                  ---------

                  Neither the Company nor any Subsidiary is in default with respect to its obligations under any insurance policy maintained by it, and neither the Company nor any Subsidiary has within the past twelve (12) months been denied insurance coverage. The insurance coverage of the Company and its Subsidiaries is customary for companies of similar size engaged in similar lines of business. Except as set forth in Item 2.16 of the Disclosure Schedule, the Company and the Subsidiaries do not have any self-insurance or co-insurance programs, and the reserves set forth on the latest balance sheet are adequate to cover all anticipated liabilities with respect to any such self-insurance or co-insurance programs.

         2.17     Authorizations
                  --------------

                  Any authorization, approval, order, license, permit, franchise or consent of, declaration to, or filing or registration with, any court, governmental authority or any other Person or entity which is not a party to this Agreement or any Additional Agreement which is required in connection with the execution, delivery and performance by the Company of this Agreement and the Additional Agreements has been obtained or shall be obtained as of the Closing Date. There is no pending or threatened claim, action, suit, investigation or proceeding against the Company before any court, arbitrator or governmental authority which, if determined adversely to the Company, would have a Material Adverse Effect on the ability of the Company to perform its obligations under this Agreement or the Additional Agreements.

         2.18     Certificate of Incorporation and By-laws; Minute Books
                  ------------------------------------------------------

                  The copies of the certificate of incorporation and by-laws (or similar governing documents) of the Company and each Subsidiary, and all amendments to each, access to which has been provided to counsel for the Purchasers are true, correct and complete as of the date hereof. The minute books of the Company and each Subsidiary contain true and complete records of all meetings and consents in lieu of meetings of their respective board of directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company and each Subsidiary are true, correct and complete.

         2.19     Employee Benefit Plans
                  ----------------------

                  (a) Except as set forth in Item 2.19 of the Disclosure Schedule, neither the Company nor any Subsidiary maintains or contributes or is required to contribute to any employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees or former employees (or their beneficiaries and dependents) of the Company or any Subsidiary. Each item listed on Item 2.19 of the Disclosure
Schedule is a "Benefit Plan."

                  (b) Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a determination from the Internal Revenue Service (the "IRS") that such Benefit Plan is qualified under
Section 401(a) of the Code, and to the knowledge of the Company, nothing has occurred since the date of such determination that could adversely affect the qualification of such Benefit Plan.

                  (c) Except as set forth in Item 2.19 of the Disclosure Schedule, neither the Company nor any Subsidiary has liability that exceeds $500,000 with respect to any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) that is subject to Section 302 of ERISA or
Section 412 of the Code or any "multiemployer plan" (as such term is defined in Section 3(37) of ERISA).

                  (d) None of the Benefit Plans obligates the Company or any Subsidiary to pay any separation, severance, termination or similar benefit solely as a result of any transaction contemplated by this Agreement or solely as a result of a change in control or ownership within the meaning of Section 280G of the Code.

                  (e) Except as set forth in Item 2.19 of the Disclosure Schedule, each Benefit Plan and any related trust, insurance contract or fund has been maintained, funded and administered in substantial compliance with its respective terms and the terms of any applicable collective bargaining agreements and in substantial compliance with all applicable laws and regulations, including, but not limited to, ERISA and the Code. No asset of the Company or any Subsidiary is subject to any lien under ERISA or the Code, and neither the Company nor any Subsidiary has incurred any liability under Title IV of ERISA or to the Pension Benefit Guaranty Corporation. There are no pending or threatened actions, suits, investigations or claims with respect to any Benefit Plan.

                  (f) The Company and each Subsidiary has complied with the health care continuation requirements of Part 6 of Subtitle B of Title I of ERISA; and neither the Company nor any Subsidiary has any obligation under any Benefit Plan or otherwise to provide health or life insurance benefits to former employees of the Company or Subsidiary or any other person, except as specifically required by Part 6 of Subtitle B of Title I of ERISA.

                  (g) To the knowledge of the Company, neither the Company nor any Subsidiary nor any other "disqualified person" (within the meaning of Section 4975 of the Code) or "party in interest" (within the meaning of Section 3(14) of ERISA) has taken any action with respect to any of the Benefit Plans which could subject any such Benefit Plan (or its related trust) or the Company or any Subsidiary or any officer, director or employee of any of the foregoing to any penalty or tax under Section 502(i) of ERISA or Section 4975 of the Code.

                  (h) Neither the Company nor any Subsidiary has any liability with respect to any "employee benefit plan" (as defined in Section 3(3) of ERISA) solely by reason of being treated as a single employer under Section 414 of the Code with any trade, business or entity other than the Company and the Subsidiaries.

                  (i) With respect to each Benefit Plan, the Company has provided the Purchasers with true, complete and correct copies of (to the extent applicable) (i) all documents pursuant to which the Benefit Plan is maintained, funded and administered, (ii) the most recent annual report (Form 5500 series) filed with the IRS (with applicable attachments), (iii) the most recent financial statement, (iv) the most recent summary plan description provided to participants, and (v) the most recent determination letter received from the IRS.

         2.20     Intellectual Property
                  ---------------------

                  Item 2.20 of the Disclosure Schedule sets forth a true and complete list of all Intellectual Property owned by the Company and each of the Subsidiaries. Each of the Company and the Subsidiaries owns or possesses sufficient legal rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes ("Intellectual Property") listed in Item 2.20 of the Disclosure Schedule, and all Intellectual Property necessary for each of the Company's and each of the Subsidiaries' business as now conducted without any conflict with or infringement of the Intellectual Property rights of any other Person or entity. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property, and neither the Company nor any Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the Intellectual Property of any other Person or entity.

         2.21     Transactions with Affiliates
                  ----------------------------

                  Except as set forth in Item 2.21 of the Disclosure Schedule and except for Employment Agreements which are set forth in Item 2.8 of the Disclosure Schedule, no officer, director, employee, stockholder or Affiliate of the Company or any Subsidiary or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or any Subsidiary or has any material interest in any material property used by the Company or any Subsidiary.

         2.22     Brokers
                  -------

                  All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Purchasers without the intervention of any Person on behalf of the Company in such a manner as to give rise to any valid claim by any Person against any Purchaser for a finder's fee, brokerage commission or similar payment (other than the Closing Fees payable pursuant to Section 1.5 hereof). The Company shall pay, and hold the Purchasers harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

         2.23     Securities Matters
                  ------------------

                  The Company is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, and the Company is not a "registered investment company" or "an affiliated Person" or a "principal underwriter" of a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         2.24     Miscellaneous
                  -------------

                  (a) The representations and warranties made by the Company in this Agreement and the Additional Agreements and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby, when taken together, do not and will not as of the Closing contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statements, in light of the circumstances under, and at the time at, which they were made, not false or misleading.

                  (b) Disclosure of any fact or item in any Item of the Disclosure Schedule referenced by a particular paragraph or Section in this Agreement shall, should the existence of the fact or item or its contents be reasonably responsive to any other Item of the Disclosure Schedule or paragraph or Section of this Agreement, be deemed to be disclosed with respect to that other Item or Section if an explicit cross-reference appears.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER
                ------------------------------------------------

                  Each Purchaser represents and warrants on behalf of itself and not any other Purchaser, severally and not jointly, to the Company that:

         3.1      Due Authorization; Valid Obligation
                  -----------------------------------

                  Such Purchaser has taken all corporate or other action necessary to authorize it to execute and deliver this Agreement and each Additional Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby, and this Agreement and each Additional Agreement to which it is a party, constitute the valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         3.2      No Conflicts
                  ------------

                  The execution and delivery by such Purchaser of this Agreement and each Additional Agreement to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and shall not (a) contravene the certificate of incorporation or by-laws (or similar governing instruments), or (b) with or without the giving of notice or the passage of time, violate, conflict with, or result in a breach of, or a default or loss of rights under, any covenant, agreement, mortgage, indenture, lease or instrument to which such Purchaser is a party or by which such Purchaser or any of its assets is bound or any judgment, order, decree, law, rule or regulation to which such Purchaser or any of its assets are subject.

         3.3      Authorizations
                  --------------

                  Any authorization, approval, order, license, permit, franchise or consent of, declaration to, or filing or registration with, any court, governmental authority or any other Person or entity which is not a party to this Agreement or the Additional Agreements which is required in connection with the execution, delivery and performance of this Agreement and the applicable Additional Agreements by such Purchaser has been obtained or shall be obtained as of the Closing Date. There is no pending or threatened claim, action, suit, investigation or proceeding against such Purchaser before any court, arbitrator or governmental authority which, if determined adversely to such Purchaser, would have a Material Adverse Effect on such Purchaser or on the ability of such Purchaser to perform its obligations under this Agreement or the applicable Additional Agreements.

         3.4      Purchase for Investment
                  -----------------------

                  (a) Such Purchaser is acquiring the Shares being purchased by such Purchaser for investment for such Purchaser's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, it is acknowledged that TCCIII may transfer Shares pursuant to Section 8.2 hereof. Such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person or to any third Person, with respect to any of the Shares, except with respect to TCCIII in connection with a transfer pursuant to Section 8.2 hereof.

                  (b) Such Purchaser understands that the Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, and that the Company's reliance on such exemption is predicated on such Purchaser's representations set forth herein. Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         3.5      Investment Experience
                  ---------------------

                  Such Purchaser acknowledges that it can bear the economic risk of its Investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Investment in the Shares.

         3.6      Information; Projections
                  ------------------------

                  Such Purchaser has been furnished and has carefully reviewed the Projections, and such other information as such Purchaser deemed necessary to evaluate an investment in the Shares. To the full satisfaction of such Purchaser, it has been furnished all materials that it has requested relating to the Company and the offering of the Shares, and such Purchaser has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of the offering to verify the information in the Projections provided to it and to obtain any additional information necessary to verify the accuracy of any representations or information made or given to such Purchaser. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, all of which representations and warranties such Purchaser has relied on in making an investment in the Shares.

         3.7      Restricted Securities
                  ---------------------

                  Such Purchaser understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Securities Act, the Shares must be held indefinitely. Such Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. Such Purchaser is aware that the Shares are subject to the terms and conditions of the Stockholders' Agreement and that the certificates evidencing the Shares will bear the legend contemplated by the Stockholders' Agreement.

         3.8      Miscellaneous
                  -------------

                  The representations and warranties made by such Purchaser in this Agreement and the applicable Additional Agreements and the statements made by or on behalf of the Purchaser in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby and thereby do not and will not as of the Closing contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statement, in light of the circumstances under, and at the time at, which they were made, not false or misleading.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS
                              ---------------------

         4.1      Further Investigation
                  ---------------------

                  The Company shall give to each Purchaser and its representatives between the date of this Agreement and the Closing Date, full access during normal business hours to all of the premises, files, books and records of the Company and the Subsidiaries and cause the officers of the Company to furnish such financial and operating data and other information with respect to the Company and the Subsidiaries as each such Purchaser shall from time to time reasonably request; provided, however, that any such investigation
(a) shall be conducted in such manner as not to interfere unreasonably with the operation of the business of the Company and the Subsidiaries, and (b) shall not affect any of the representations and warranties hereunder. During such investigation, each such Purchaser and its representatives shall have the right to make copies of, or excerpts from, such files, books and records as they may deem advisable. If this Agreement is not consummated, each Purchaser shall return to the Company all such copies of materials belonging to the Company made by or furnished to any Purchaser except for such materials as the Purchasers are entitled to hereunder or under the Stockholders' Agreement.

         4.2      Confidentiality
                  ---------------

                  At all times prior to the Closing or, if the transactions contemplated by this Agreement are not consummated and this Agreement shall be terminated, each Purchaser shall, and shall cause its Affiliates, officers, directors, employees, agents and representatives to, keep secret and not divulge to any third party or otherwise use for such Purchaser's benefit (other than in connection with the transactions contemplated by this Agreement) any confidential or proprietary information of the Company to which such Purchaser obtains access pursuant to Section 4.1; provided, however, that such obligation shall not apply to any information to the extent that (a) it is or becomes part of public or industry knowledge or literature as a result of causes other than the acts or omissions of the Purchasers or their Affiliates, officers, directors, employees, agents or representatives, (b) can be demonstrated to have been known to such Purchaser prior to its receipt from the Company, (c) is received by such Purchaser in good faith from a third party or (d) disclosure shall be required by applicable law, regulation or court order provided that prior to such disclosure, such Purchaser shall promptly notify the Company with respect to such requirement in recognition of the fact that the Company may elect to obtain relief from such disclosure requirement. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided however, that such disclosure may not be made to the extent required to be kept confidential to comply with any applicable federal or state securities laws; and provided further that (to the extent not inconsistent with the foregoing) such disclosure shall be made without disclosing the names or other identifying information of any party.

         4.3      Preserve Business
                  -----------------

                  Between the date of this Agreement and the Closing Date, the Company shall use commercially reasonable efforts to preserve substantially intact its and each Subsidiary's business organization, keep available the services of the present officers and employees of the Company and each Subsidiary, preserve the present relationships with Persons having significant business relationships therewith and conduct its and each Subsidiary's business only in the ordinary course, except as otherwise contemplated hereby or set forth in the Disclosure Schedule.

         4.4      Preserve Accuracy of Representations and Warranties of the
                  ----------------------------------------------------------
Company
-------

                  Between the date of this Agreement and the Closing Date, the Company shall, and shall cause each Subsidiary to, refrain from taking any action which would render any of the representations or warranties set forth in
Article II hereof materially inaccurate as of the Closing Date. The Company shall notify the Purchasers promptly of the occurrence of any matter, event or change in circumstances after the date hereof and prior to the Closing that would have been required to be disclosed in the Disclosure Schedule if it had occurred prior to the date hereof, but such notification shall not affect any of the Purchasers' rights under this Agreement.

         4.5      Consents and Waivers
                  --------------------

                  The parties hereto shall cooperate with each other and use their reasonable best efforts to (a) obtain all consents (including voting, and causing their respective Affiliates that are stockholders of the Company to vote, in favor of the Amended Charter, the Second Amended Registration Rights Agreement, the Amended Subordinate Rights Agreement, the Stockholders' Agreement and the transactions contemplated by this Agreement) and waivers to the transactions contemplated hereby required under all agreements, mortgages, indentures, contracts, licenses, franchises, permits, leases or other instruments, the withholding of which consents or waivers could have a Material Adverse Affect and (b) satisfy the conditions to closing required to be satisfied by them, including, with respect to the Company, the submission of the Amended Charter to its stockholders.

         4.6      Waiver of Preemptive Rights
                  ---------------------------

                  By entering into this Agreement, each Purchaser that is a party to the Amended and Restated Stockholders' Agreement dated September 10, 2001 by and among the Company, the stockholders party thereto and J. Bruce Boisture (the "Existing Stockholders' Agreement") hereby waives, on its behalf and on behalf of its successors and assigns, any and all preemptive rights that such Purchaser may have under Section 6.01 of the Existing Stockholders' Agreement with respect to any Shares issued pursuant to this Agreement or as a result of the exercise of any preemptive rights arising in connection with the issuance pursuant to this Agreement.

                                   ARTICLE V

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS
                 -----------------------------------------------

                  The obligations of each Purchaser under this Agreement are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by such Purchaser:

         5.1      Due Performance
                  ---------------

                  The Company and each other Purchaser shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by the Company and each other Purchaser on or prior to the Closing Date.

         5.2      Accuracy of Representations and Warranties
                  ------------------------------------------

                  All representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

         5.3      Stockholders' Agreement
                  -----------------------

                  The Company, each Purchaser other than such Purchaser, and Existing Stockholders collectively holding not less than seventy (70%) percent of the Paid-In Shares (as defined in the Stockholders' Agreement), shall have executed and delivered the Stockholders' Agreement in the form and substance set forth in Exhibit B attached hereto.

         5.4      Registration Rights Agreements
                  ------------------------------

                  The Company, each signatory to the Subordinate Registration Rights Agreement, dated as of September 10, 2001, by and among the Company and the parties thereto (the "Subordinate Agreement"), and each signatory to that certain Amended and Restated Registration Rights Agreement, dated as of September 10, 2001, by and among the Company and the parties thereto, and each Purchaser, shall have executed and delivered the Amended Subordinate Rights Agreement and the form of Second Amended Registration Rights Agreement attached hereto as Exhibit C.

         5.5      Amended Charter
                  ---------------

                  The requisite vote of stockholders of the Company under the Delaware General Corporation Law and the Company's certificate of incorporation and by-laws required to approve the Amended Charter shall have been obtained, and the Company shall have duly adopted, executed and filed with the Secretary of State of Delaware the Amended Charter establishing the terms and the relative rights and preferences of the Series E Preferred Stock, the Existing Preferred Stock and the Common Stock in the form set forth in Exhibit A hereto, and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of the Series E Preferred Stock, the Existing Preferred Stock and the Common Stock. The Amended Charter shall be in full force and effect as of the Closing Date under the laws of the State of Delaware and shall not have been amended or modified.

         5.6      Securities Law Compliance
                  -------------------------

                  The Company shall have made all filings under all applicable federal and state securities laws necessary, prior to, or concurrently with the sale, to consummate the issuance of the Series E Preferred Stock pursuant to this Agreement in compliance with such laws.

         5.7      Closing Documents
                  -----------------

                  On the Closing Date, the Company shall have delivered to each Purchaser all of the following documents:

                  (a) an Officer's Certificate, dated the date of the Closing executed by the President of the Company, to the effect that the conditions set forth in Sections 5.1, 5.2, 5.9 and 5.12 hereto (in the case of Sections 5.1 and 5.2 hereof insofar as they relate to the representations and warranties set forth in Article II hereof and the due performance and satisfaction of the obligations and conditions hereunder to be performed and satisfied by the Company) have been satisfied in all respects;

                  (b) certified copies of the resolutions duly adopted by the Company's board of directors (the "Board") authorizing the execution, delivery and performance of this Agreement, the Stockholders' Agreement, the Registration Rights Agreements, and each of the other agreements contemplated hereby, the filing of the Amended Charter, the issuance and sale of Series E Preferred Stock and the consummation of all the other transactions contemplated by this Agreement;

                  (c) copies of the Amended Charter and the Company's by-laws, each as in effect at the Closing Date certified by the Secretary of the Company, and certificates as to (i) the good standing of each of the Company and IESI NY Corporation in their respective states of formation, and (ii) the authority of IESI NY Corporation to do business as a foreign corporation in the State of New York; and

                  (d)  such  other  documents  relating,   to  the  transactions
contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

         5.8      No Claims
                  ---------

                  No claim, action, suit, investigation or proceeding shall be pending or threatened by any Person against any of the parties hereto or any of their respective affiliates which, if adversely determined, could (a) prevent, hinder or enjoin consummation of the transactions contemplated by this Agreement or the Additional Agreements or (b) have a Material Adverse Effect. No party to this Agreement shall have received written notice from any court or governmental authority, board, agency, commission or instrumentality of its intention to (i) institute any action or proceeding to restrain, enjoin, nullify or render ineffective this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby, if consummated, or (ii) commence any investigation (other than a routine letter of inquiry, including a routine Civil Investigation Demand) into this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby, which, in the reasonable opinion of such Purchaser, would make it inadvisable to consummate such transactions.

         5.9      Approvals, Consents and Waivers
                  -------------------------------

                  The Company shall have received all approvals, consents and waivers (including the waivers of preemptive rights referred to in Section 1.1 hereof) to the transactions contemplated hereby required under all agreements, mortgages, indentures, contracts, licenses, franchises, permits, leases or other instruments, laws, rules or regulations applicable to the Company or any Subsidiary, which are necessary to consummate the transactions contemplated hereby and to preserve the business of the Company or any Subsidiary.

         5.10     No New Law or Regulation
                  ------------------------

                  There shall not have been enacted between the date hereof and the Closing Date any law or regulation which would have a Material Adverse Effect or prevent or hinder the consummation of the transactions contemplated by this Agreement or the Additional Agreements.

         5.11     Compliance with Applicable Laws
                  -------------------------------

                  The purchase of Series E Preferred Stock by such Purchaser hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject such Purchaser to any penalty or liability, and the purchase of the Series E Preferred Stock by such

Purchaser hereunder shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which such Purchaser is subject.

         5.12     No Material Adverse Change
                  --------------------------

                  There shall not have occurred a material adverse change in the business or business prospects of the Company and its Subsidiaries taken as a whole between December 31, 2002 and the Closing Date.

         5.13     Opinion
                  -------

                  The Purchasers shall have received an opinion of counsel for the Company, dated as of the Closing Date, reasonably satisfactory in form and substance to counsel to the Purchasers. TC Carting III, L.L.C. ("TCCIII") shall have received an opinion of counsel for the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to TCCIII to the effect that no pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is required.

         5.14     Warrant Holder Waivers
                  ----------------------

                  The Company shall deliver resolutions of the Board, certified by its secretary or assistant secretary as being in full force and effect, that the issuance of the Series E Preferred Stock is for Fair Market Value (as such term is defined in the warrant issued to the holders thereof (each a "Warrant Holder") listed in Item 2.3 of the Disclosure Schedule), together with a written consent, executed by such Warrant Holder(s) (whose consent is required) to the effect that such Warrant Holder(s) do(es) not dispute, and waive(s) any right to dispute, the determination of the Board that issuance of the Series E Preferred Stock is for Fair Market Value [except with respect to Jim R. Sowell Construction Co., Inc., for which indemnification is being provided by the Company].

         5.15     Employment Agreement Waivers
                  ----------------------------

                  The Company shall deliver waivers, executed by each of Charles
F. Flood and Thomas J. Cowee, to the effect that neither the transactions contemplated by this Agreement nor the conversion of the Series E Preferred Stock in accordance with the terms of the Amended Charter shall constitute a "Change of Control" as such term is used in Section 5(e)(ii)(4) of the Employment Agreement with each such individual.

         5.16     Other Matters
                  -------------

                  Prior to or as of the Closing Date, the Company shall have (i) refinanced, with a lender reasonably acceptable to TCCIII, all of the Company's outstanding indebtedness under its Credit Agreement on terms reasonably acceptable to TCCIII, and (ii) consummated the acquisition of the Seneca Meadows Landfill on terms reasonably acceptable to TCCIII. The aggregate purchase price for all the Shares agreed to be purchased hereunder shall be not less than Forty-Seven Million Five Hundred Thousand Dollars ($47,500,000) nor more than Fifty-Five Million Dollars ($55,000,000), and TCCIII and/or one or more of its Affiliates, Indosuez Capital Partners 2001, L.P. and/or one or more of its Affiliates, IESI Capital VI LLC and/or one or more of its Affiliates, United Company and/or one or more of its Affiliates, existing equity holders of the Company exercising their preemptive rights pursuant to and in accordance with the Existing Stockholders' Agreement, and/or other Purchasers approved in writing by TCCIII (such approval not to be unreasonably withheld) shall be the only Purchasers.

         5.17     Satisfaction of Counsel
                  -----------------------

                  All actions, proceedings, instruments, documents and other relevant legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in all respects to counsel for the Purchasers.

                                   ARTICLE VI

                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY
                  --------------------------------------------

                  The obligations of the Company under this Agreement to issue and deliver Shares to a Purchaser are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

         6.1      Due Performance
                  ---------------

                  Such Purchaser shall have fully performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         6.2      Accuracy of Representations and Warranties
                  ------------------------------------------

                  All representations and warranties of such Purchaser set forth in this Agreement shall be true and correct on and as of the Closing Date in all material respects, as though made on and as of the date hereof and on and as of the Closing Date.

         6.3      Amended Charter
                  ---------------

                  The requisite vote of stockholders of the Company under the Delaware General Corporation Law and the Company's certificate of incorporation and by-laws required to approve the Amended Charter shall have been obtained.

         6.4      Certificate
                  -----------

                  The Company shall have received a certificate executed by such Purchaser, in the case of a Purchaser who is a natural person, or an authorized officer of such Purchaser, in the case of a Purchaser which is not a natural person, to the effect that the conditions set forth in Sections 6.1 and 6.2 hereof have been satisfied in all respects.

         6.5      No Claims
                  ---------

                  No claim, action, suit, investigation or proceeding shall be pending or threatened by any Person against any of the parties hereto or any of their respective Affiliates which, if adversely determined, would (a) prevent or hinder consummation of the transactions contemplated by this Agreement or the Additional Agreements, or (b) result in the payment by the Company or a Subsidiary of substantial damages as a result of the transactions contemplated hereby which would have a Material Adverse Effect. No party to this Agreement shall have received written notice from any court or governmental authority, commission or instrumentality of its intention to (i) institute any action or proceeding to restrain, enjoin, nullify or render ineffective this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby, if consummated, or (ii) commence any investigation (other than a routine letter of inquiry, including a routine Civil Investigation Demand) into this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby, which, in the reasonable opinion of the Company, would make it inadvisable to consummate such transactions.

         6.6      Approvals, Consents and Waivers
                  -------------------------------

                  The Company shall have received all approvals, consents and waivers (including the waivers of preemptive rights referred to in Section 1.1 hereof) to the transactions contemplated hereby required under all agreements, mortgages, indentures, contracts, licenses, franchises, permits, leases or other instruments, laws, rules or regulations applicable to the Company or any Subsidiary, which are necessary to consummate the transactions contemplated hereby and to preserve the business of the Company or any Subsidiary.

         6.7      Certain Agreements
                  ------------------

                  Such Purchaser shall have entered into the Stockholders' Agreement and shall have executed and delivered the Stockholders' Agreement and the Amended Registration Rights Agreement.

         6.8      No New Law or Regulation
                  ------------------------

                  There shall not have been enacted between the date hereof and the Closing Date any law or regulation which would have a Material Adverse Effect or prevent or hinder the consummation of the transactions contemplated by this Agreement or the Additional Agreements.

         6.9      Satisfaction of Counsel
                  -----------------------

                  All actions, proceedings, instruments, documents and other relevant legal matters in connection with the transactions contemplated by this Agreement and the Additional Agreements, shall be reasonably satisfactory in all respects to counsel for the Company.

                                  ARTICLE VII

                                 INDEMNIFICATION
                                 ---------------

         7.1      Indemnity of Purchasers
                  -----------------------

                  The Company agrees to defend, indemnify and hold harmless each Purchaser from and against, and to reimburse such Purchaser with respect to, all
liabilities,   losses,  costs  and
expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Purchaser by reason of, arising out of, or in connection with:

                  (a) any material breach of any representation or warranty (provided, however, that if any such representation and warranty is already qualified in any respect by materiality or as to Material Adverse Effect, for purposes of this Section 7.1(a), such materiality or Material Adverse Effect qualification will be in all respects ignored and such representation shall be true and correct in all material respects without regard to such qualification) contained in this Agreement and made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby;

                  (b) any material failure by the Company to perform any agreement required by this Agreement to be performed thereby; or

                  (c) any claim, demand, action, suit, proceeding or investigation involving the Company or any Subsidiary arising at any time and not disclosed in the Disclosure Schedule (including the exhibits thereto) and required to be so disclosed relating to a state of facts, action or omission to act arising on or prior to the Closing Date or the allegation by any third party of the existence of any state of facts which, if existing, would constitute a material breach of any representation or warranty referred to in this Section 7.1(a).

         7.2      Indemnification Procedure
                  -------------------------

                  A Purchaser shall give prompt notice to the Company of any claim for indemnification arising under Section 7.1. The Company shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Purchaser, at the Company's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Company shall not be obligated to pay the fees and disbursements of separate counsel for such Purchaser in such action. In the event, however, that such Purchaser's legal counsel shall determine that defenses may be available to such Purchaser that are different from or in addition to those available to the Company, in that there could reasonably be expected to be a conflict of interest if such Purchaser and the Company have common counsel in any such proceeding, or if the Company has not assumed the defense of the action or proceedings, then such Purchaser may employ separate counsel to represent or defend such Purchaser, and the Company shall pay the reasonable fees and disbursements of such counsel. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Company which consent shall not be unreasonably withheld.

                                  ARTICLE VIII

                      AFFIRMATIVE COVENANTS OF THE COMPANY
                      ------------------------------------

                  8.1 Company Covenants. The Company covenants and agrees that until the date on which the Company shall be obligated to file periodic reports under the Securities Exchange Act of 1934 by reason of its registration of Common Stock thereunder if any Shares are outstanding:

                  (a) Financial Statements and Other Information

                  The Company shall deliver to the Purchasers:

                  (i)      as soon as available  but in any event within  thirty
                           (30) days after the end of each monthly accounting period in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and the Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidated balance sheets of the Company and the Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied and shall be certified by the Company's chief financial officer;

                  (ii) within one hundred twenty (120) days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and the Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and the Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (A) with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized national standing acceptable to the holders of a majority of the outstanding Series E Preferred Stock, (B) a certificate from such accounting firm, addressed to the Board, stating that in the course of its examination nothing came to its attention that caused it to believe that there was any default by the Company or any Subsidiary in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of any material agreement to which the Company or any Subsidiary is a party or, if such accountants have reason to believe any such default by the Company or any Subsidiary exists, a certificate specifying the nature and period of existence thereof, and (C) a copy of such firm's annual management letter to the board of directors;

                  (iii) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the

                           Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

                  (iv)     at least  thirty (30) days,  but not more than ninety
                           (90) days, prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and the Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company or any Subsidiary and any revisions of such annual or other budgets;

                  (v) with reasonable promptness, such other information and financial data concerning the Company and the Subsidiaries as any Person entitled to receive information under this Section 8.1(a) may reasonably request.

                  Each of the financial statements referred to in Section 8.1(a)(i) and 8.1(a)(ii) hereof shall present fairly the financial position of the Company and the Subsidiaries in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from year-end adjustments.

         (b)      Rights of Inspection

                  The Company will permit any representatives designated by the Purchasers to visit and inspect the property of the Company and the Subsidiaries and to make copies and extracts therefrom and to discuss the affairs, finances and accounts of the Company and the Subsidiaries with their respective officers, all during reasonable business hours, upon reasonable notice and as often as the Purchasers may reasonably request, subject, in the case of any proprietary or confidential material, to appropriate measures to ensure the confidentiality thereof, provided, however, that any such investigation shall be conducted in such manner as not to interfere unreasonably with (a) the operation of the business of the Company and the Subsidiaries or (b) the performance by the officers of the Company and the Subsidiaries of their respective duties to the Company and the Subsidiary. The presentation of an executed copy of this Agreement by a Purchaser to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

         (c)      Reservation of Common Stock

                  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series E Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series E Preferred Stock. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

         (d)      Use of Proceeds

                  The Company shall use the net proceeds (after payment of the Closing Fee and other expenses related to the offering and sale of the Shares) from the sale of the Shares to fund the acquisition of the Seneca Meadows Landfill in New York State and related expenses (the "Seneca Meadows Landfill") pursuant to the Seneca Meadows Purchase Agreement.

         8.2      Subsequent Transfers
                  --------------------

                  Anything to the contrary herein notwithstanding, the Company and the Purchasers agree that, following the Closing Date, TCCIII shall have the right to sell Shares to any person reasonably acceptable to the Company that (i) can make the representations contained in Article III hereof, and (ii) agrees to be bound by the terms hereof and the Additional Agreements. Each such subsequent purchaser of TCCIII's Shares under this Section 8.2 shall assume all rights associated with such Shares under this Agreement and shall be deemed to be a Purchaser hereunder and entitled to all rights and benefits and be subject to all obligations of, a Purchaser hereunder. Such subsequent sale by TCCIII shall not be subject to any preemptive or other rights. The Company shall reasonably cooperate in effecting such sales, including by entering into customary management rights letters with such purchasers that require their investment in the Company to be a "venture capital operating company" qualified investment (as provided for in ERISA and the regulations thereunder) and granting up to one such purchaser observer rights on the Company's Board of Directors.

         8.3      Sale of Additional Shares.
                  --------------------------

                  Following the Closing Date, the Company shall have the right to sell up to that number of shares of Series E Preferred Stock that is equal to the difference between 55,000 and all Shares previously sold pursuant to this Agreement (including under this Section 8.3). Notwithstanding the foregoing, from and after the date that the Company has sold 2,500 Shares pursuant to this
Section 8.3,  the Company  shall not effect any further  sales  pursuant to this
Section 8.3 until the earlier of (i) the date that TCCIII has sold in the aggregate 15,000 Shares pursuant to Section 8.2, and (ii) the date that TCCIII informs the Company that it no longer desires to sell any Shares pursuant to
Section 8.2. All sales pursuant to this Section 8.3 shall be made (a) pursuant to this Agreement (by having purchasers elect to become a party hereto with such changes as are necessary to reflect the delayed closing of such sale), (b) on terms no less favorable to the Company as are contained herein, and (c) to purchasers reasonably acceptable to TCCIII. Purchasers of TCCIII's Shares pursuant to this Section 8.3 shall assume all rights associated with such Shares under this Agreement and shall be deemed to be Purchasers hereunder and entitled to all rights and benefits and be subject to all obligations of, a Purchaser hereunder, except for such changes as are necessary to reflect the delayed closing of such sale. The Company and TCCIII acknowledge that they will cooperate in the operation of Sections 8.2 and 8.3, including, where practicable, having potential purchasers of additional Shares from the Company pursuant to this Section 8.3 elect to purchase Shares from TCCIII pursuant to
Section 8.2.

                                   ARTICLE IX

                                   TERMINATION
                                   -----------

         9.1      Termination
                  -----------


                  This  Agreement  may  be  terminated   and  the   transactions
contemplated hereby abandoned at any time prior to the Closing:

                  (a) By mutual written consent of a majority-in-interest of the Purchasers and the Company;

                  (b) By either a majority-in-interest of the Purchasers or the Company, if the transactions shall not have occurred on or before October 31, 2003 and the party seeking termination is not at such time in material breach of this Agreement;

                  (c) By the Company, if any condition specified in Article VI hereof has not been met or waived by the Company at such time as such condition can no longer be satisfied;

                  (d) By a majority-in-interest of the Purchasers, if any condition specified in Article V hereof has not been met or waived by the Purchasers at such time as such condition can no longer be satisfied; or

                  (e) By either a majority-in-interest of the Purchasers or the Company, if a court of competent jurisdiction or other governmental authority shall have issued a final, non-appealable order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby.

         9.2      Procedure and Effect of Termination
                  -----------------------------------

                  In the event of  termination  of this  Agreement  pursuant  to
Section 9.1 hereof, written notice thereof shall forthwith be given by the terminating party or parties to the other party or parties hereto, and this Agreement shall thereupon terminate and become void and have no effect and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, except that the provisions of Sections 4.2 and 10.7 hereof shall survive such termination; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS
                                  -------------

         10.1     Survival of Representations, Warranties and Agreements
                  ------------------------------------------------------

                  All representations and warranties and statements made in this
Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for one (1)
year from the Closing or, with respect to the Company, if later, until 120 days after delivery to the Purchasers of the Company's 2003 fiscal year audited financial statements, regardless of any investigation made by any party or on its behalf; provided, however, that the representations and warranties and statements made by the Company in Section 2.7 of this Agreement entitled "Taxes" shall survive until the end of the applicable statute of limitations period (giving effect to any extensions or waivers thereof), plus six (6) months. The representations and warranties set forth in Section 2.3 entitled "Capitalization" shall survive the Closing Date without any time limitation. All covenants and agreements made herein shall survive Closing in accordance with their terms.

         10.2     Expenses
                  --------

                  (a) The Company agrees that,  whether or not the  transactions contemplated by this Agreement are consummated, it shall pay all reasonable fees of, and out-of-pocket expenses incurred by, TCCIII, not to exceed $150,000 in the aggregate, including, without limitation, the fees and expenses of McGuireWoods LLP, counsel to TCCIII, in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the cost and expenses of preparing and negotiating this Agreement and the Additional Agreements and consummating the transactions contemplated hereby.

                  (b) The costs and expenses (including reasonable attorneys fees) associated with any filings with any governmental body and any approvals of any governmental authority (including with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) required under the Amended Charter in connection with the conversion or redemption of any capital stock of the Company shall be paid by the Company.

         10.3     Consent to Amendments
                  ---------------------

                  Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Common Stock issued upon conversion of the Series E Preferred Stock (determined as if all then outstanding Series E Preferred Stock were converted in accordance with its terms). No other course of dealing between the Company and the holder of any Preferred Stock or Common Stock or any delay in exercising any rights hereunder or under the Amended Charter shall operate as a waiver of any rights of any such holders.

         10.4     Notice
                  ------

                  All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:

                           IESI Corporation
                           2301 Eagle Parkway
                           Suite 200
                           Fort Worth, TX 76117
                           Attention:  President
                           Tel:  (817) 632-4000
                           Fax: (817) 222-4540

                  in each case with a copy (which shall not constitute notice) to:

                           McDermott, Will & Emery
                           50 Rockefeller Plaza
                           New York, New York  10020
                           Attention: Stephen B. Selbst, Esq.
                           Tel.: (212) 547-5362
                           Fax: (212) 547-5444

                  If to a Purchaser, to such Purchaser's address set forth on such Purchaser's signature page hereto,

                  in each case with a copy (which shall not constitute notice) to:

                           McGuire Woods LLP
                           1750 Tysons Boulevard
                           Suite 1800
                           McLean, VA 22102
                           Attention:  Robert G. Marks, Esq.
                           Tel.: (703) 712-5061
                           Fax: (703) 712-5050

         10.5     Entire Agreement
                  ----------------

                  This Agreement, the Disclosure Schedule and the exhibits thereto, the Additional Agreements and the instruments and agreements to be executed pursuant hereto or thereto, set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and thereby, merges and supersedes all prior and contemporaneous understandings with respect to such subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         10.6     Successors and Assigns
                  ----------------------

                  This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other Person. This Agreement shall be assignable to any successor or permitted assign of a holder of Series E Preferred Stock.

         10.7     Governing Law; Submission to Jurisdiction
                  -----------------------------------------

                  This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The parties hereto agree to submit to the jurisdiction of the State and Federal courts in the State of New York with respect to any claim or matter arising under this Agreement, and hereby consent that service of process with respect to all courts in and of the State of New York may be made by registered mail to such Person at the address of such Person set forth herein.

         10.8     Counterparts
                  ------------

                  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.9     Knowledge
                  ---------

                  As used in Article II hereof, the term "knowledge" shall mean and include the actual knowledge or awareness, after inquiry, of the Company or the Subsidiaries (which shall include the actual knowledge or awareness of the officers, directors and key employees of the Company or the Subsidiaries and the general managers of each facility of the Company and the Subsidiaries), and without limiting the foregoing, the knowledge or awareness, after reasonable inquiry, of Jeffrey J. Keenan, Charles F. Flood, Thomas J. Cowee and Vito Galante shall be imputed to the Company.

         10.10    Construction
                  ------------

                  Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement, unless specifically noted otherwise. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. When used herein, the term "including" shall mean "including, without limitation".

         10.11    Severability
                  ------------

                  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

                                   ARTICLE XI

                                   DEFINITIONS
                                   -----------

         11.1     Defined Terms
                  -------------

                  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Additional Agreements" shall mean the Amended Charter, the Stockholders' Agreement and the Registration Rights Agreements.

                  "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided that TC Carting, L.L.C., TC Carting II, L.L.C., TCCIII and Thayer Equity Investors IV, L.P. and their respective affiliates shall not be deemed "Affiliates" of the Company.

                  "Affiliated  Group"  means an  affiliated  group as defined in
Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax law) of which the Company or any Subsidiary is or has been a member.

                  "Agreement" shall mean this Stock Purchase Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

                  "Amended Subordinated Rights Agreement" is defined in Section 2.1(c).

                  "Amended Charter" shall mean the Fifth Amended and Restated Certificate of Incorporation of the Company.

                  "Benefit Plan" is defined in Section 2.19(a).

                  "Board" is defined in Section 5.7(b).

                  "Class A Stock" shall mean the Class A Voting Common Stock of the Company, par value $.01 per share.

                  "Class B Stock" shall mean the Class B Nonvoting Common Stock of the Company, par value $.01 per share.

                  "Closing" is defined in Section 1.5.

                  "Closing Date" is defined in Section 1.5.

                  "Closing Fee" is defined in Section 1.4.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Common Stock" shall mean the Class A Stock and the Class B Stock.

                  "Company" is defined in the preamble.

                  "Credit Agreement" shall mean that certain Amended and Restated Revolving Credit and Term Loan Agreement, among IESI Corporation and its subsidiaries (other than De Minimis Subsidiaries), the Lenders, Fleet National Bank as Administrative Agent and LaSalle Bank National Association as Syndication Agent.

                  "Disclosure Schedule" is defined in Section 2.1(b).

                  "E&Y" is defined in Section 2.5.

                  "Employment Agreements" is defined in Section 2.8(a)(ii).

                  "Encumbrances" is defined in Section 2.10(a).

                  "Environmental, Health and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

                  "ERISA" is defined in Section 2.19(a).

                  "Existing Preferred Stock" is defined in Section 2.3.

                  "Existing Stockholders" shall mean the stockholders of the Company on the Closing Date immediately prior to the Closing.

                  "Existing Stockholders' Agreement" is defined in Section 4.6.

                  "Financial Statements" is defined in Section 2.5.

                  "Indebtedness" means at a particular time, without duplication, (A) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (B) any indebtedness evidenced by any note, bond, debenture or other debt security, (C) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than six months past due),
(D) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (E) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (F) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (G) any indebtedness secured by a Lien on a Person's assets and (H) any unsatisfied obligation for "withdrawal liability" to a "multiemployer plan" as such terms are defined under ERISA.

                  "Intellectual Property" is defined in Section 2.20.

                  "Investment" as applied to any Person means (A) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (B) any capital contribution by such Person to any other Person.

                  "IRS" is defined in Section 2.19(b).

                  "knowledge" is defined in Section 10.9.

                  "Leased Real Property" is defined in Section 2.10(b).

                  "Liens" is defined in Section 2.2.

                  "Material Adverse Effect" is defined in Section 2.1(a).

                  "Operating Agreements" is defined in Section 2.8(a).

                  "Owned Real Property" is defined in Section 2.10(a).

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Stock" is defined in Section 2.3.

                  "Projections" is defined in Section 2.6(b).

                  "Purchasers" is defined in the preamble.

                  "Real Property" is defined in Section 2.10(b).

                  "Real Property Leases" is defined in Section 2.10(b).

                  "Registration Rights Agreement" is defined in Section 2.1(c).

                  "Second Amended  Registration Rights Agreements" is defined in
Section 2.1(c).

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Seneca Meadows Landfill" is defined in Section 8.1(d).

                  "Seneca Meadows Purchase Agreement" is defined in Section 2.8(a)(ix).

                  "Series A Preferred Stock" is defined in Section 2.3.

                  "Series B Preferred Stock" is defined in Section 2.3.

                  "Series C Preferred Stock" is defined in Section 2.3.

                  "Series D Preferred Stock" is defined in Section 2.3.

                  "Series E Preferred Stock" shall mean the Series E Convertible Preferred Stock of the Company, par value $1.00 per share, to be issued by the Company pursuant to this Agreement.

                  "Shares" is defined in Section 1.2.

                  "Stockholders' Agreement" is defined in Section 2.1(c).

                  "Subordinate Agreement" is defined in Section 5.4.

                  "Subsidiary" is defined in Section 2.1(b).

                  "Tax" or "Taxes" means any (A) federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; (B) liability of the Company or any Subsidiary for the payment of any amounts of the type described in clause (A) arising as a result of being (or ceasing to be) a member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto); and (C) liability of the Company or any Subsidiary for the payment of any amounts of the type described in clause (A) as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other person.

                  "Tax Returns" means returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

                  "Warrant Holder" is defined in Section 5.14.

                  "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of which all of the outstanding capital stock or other ownership interests are owned by such Person or another Wholly-Owned Subsidiary of such Person.

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

                                             COMPANY:

                                             IESI CORPORATION
                                             a Delaware corporation



                                             By:________________________________
                                                  Name:
                                                  Title:

                                         PURCHASER:

                                         TC CARTING III, L.L.C.
                                         a Delaware limited liability company

                                         By: Thayer Equity Investors IV, L.P,
                                               Its Managing Member

                                         By: TC Equity Partners IV, L.L.C.,
                                                  Its General Partner


                                         _______________________________
                                               Name:
                                               Title:


                                               Address:

                                               ________________________________

                                               ________________________________

                                               ________________________________

                                               Number of Shares being purchased:

                                                          40,000

                                         PURCHASER:

                                         IESI CAPITAL VI LLC,
                                         a Mississippi limited liability company


                                          By:________________________________
                                               Jeffrey J. Keenan
                                               Managing Member


                                               Address:

                                               c/o The United Company
                                               1005 Glenway Avenue
                                               Bristol, VA  24201

                                               Number of Shares being purchased:

                                               5,500

                                         PURCHASER:



                                         ________________________________
                                              Don A. Sanders, individually


                                          Address: c/o Sanders Morris Harris
                                                   600 Travis Street, Suite 3100
                                                   Houston, Texas 77002
                                          Attention: Don A. Sanders
                                          Fax: (713) 250-4294

                                          Number of Shares being purchased:

                                          1,000


                                         SANDERS OPPORTUNITY FUND
                                         (INSTITUTIONAL), L.P
                                         a Delaware limited partnership
                                         by: SOF Management, LLC, its General
                                         Partner


                                         By:________________________________
                                           Name: Don A. Sanders
                                           Title: Manager


                                           Address:c/o Sanders Morris Harris
                                                   600 Travis Street, Suite 3100
                                                   Houston, Texas 77002
                                           Attention: Don A. Sanders
                                           Fax: (713) 250-4294

                                           Number of Shares being purchased:

                                         PURCHASER:

                                         SANDERS OPPORTUNITY FUND, L.P.
                                         a Delaware limited partnership
                                         by: SOF Management, LLC, its General
                                         Partner

                                         By:________________________________
                                            Name: Don A. Sanders
                                            Title:   Manager


                                          Address: c/o Sanders Morris Harris
                                                   600 Travis Street, Suite 3100
                                                   Houston, Texas 77002
                                          Attention: Don A. Sanders
                                          Fax: (713) 250-4294

                                          Number of Shares being purchased:

                                                                       Exhibit A
                                                                       ---------

                                 AMENDED CHARTER

                                                                       Exhibit B
                                                                       ---------


                             STOCKHOLDERS' AGREEMENT

                                                                       Exhibit C
                                                                       ---------


                         REGISTRATION RIGHTS AGREEMENTS

                                                                       Exhibit D
                                                                       ---------


                       FOURTH AMENDED AND RESTATED BY-LAWS